                                                                    Exhibit 23.3

            [HAMILTON, BROOK, SMITH & REYNOLDS, P.C. LETTERHEAD]


              CONSENT OF SPECIAL COUNSEL FOR LEUKOSITE, INC.

        We hereby consent to the reference to our name, and to the statements with respect to us, in LeukoSite, Inc.'s Registration Statement on Form S-1 and the Prospectus relating thereto under the caption "Experts".

                                HAMILTON, BROOK, SMITH & REYNOLDS, P.C.


                                By:   /s/ David E. Brook
                                   --------------------------
                                        David E. Brook


Dated: August 14, 1997